Praxis Intermediate Income Fund
Class A Shares (MIIAX) and Class I Shares (MIIIX)
Summary Prospectus
April 30, 2014
Before you invest, you may want to review the Praxis Intermediate Income Fund’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2014, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.praxismutualfunds.com. You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to info@everence.com.
Investment Objectives
The Intermediate Income Fund seeks current income. To a lesser extent, it seeks capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 59 of the Fund’s prospectus.
Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management fees	0.40%	0.40%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses	0.34%	0.14%
Acquired Fund Fees and Expenses (AFFE)[1]	0.01%	0.01%
Total Annual Fund Operating Expenses	1.00%	0.55%
Fee Waiver and/or Expense Reimbursement	(0.05)%	None
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[2]	0.95%	0.55%
1 AFFE are not reflected in the Financial Highlights or audited financial statements.
2 Everence Capital Management, Inc. (the “Adviser”) has entered into a contractual limitation agreement with respect to the Intermediate Income Fund Class A until April 30, 2015. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) of the Class A Fund to 0.90 percent of the Fund’s average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed 0.90 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$468	$677	$902	$1,549
Class I	$ 56	$176	$307	$ 689

Praxis Intermediate Income Fund
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23.68 percent of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in fixed income securities. The Fund invests, under normal circumstances, at least 80 percent of its assets in fixed income securities of all types. The Fund seeks to avoid companies that are deemed inconsistent with the stewardship investing core values. Under normal market conditions the Fund will maintain a dollar-weighted average maturity of three to 10 years. The fixed income securities in which the Fund will primarily invest include corporate bonds and notes, U.S. Government agency obligations, mortgage-backed securities and asset-backed securities. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Adviser will consider purchasing fixed income securities that provide a competitive rate of return relative to the Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate Bond Index”). The Adviser will structure the portfolio using the Barclays Aggregate Bond Index as a guide in determining sector allocations. The Adviser will seek to underweight and overweight certain sectors, depending on its determination of the relative value, while maintaining overall interest rate exposure similar to the Barclays Aggregate Bond Index. The Adviser will consider using interest rate futures contracts and credit default swap agreements to manage interest rate and credit risk. In the event these structures are used, U.S. Treasury instruments may be purchased and deposited with the custodian or respective broker/dealer to satisfy collateral requirements. In addition, the Adviser will look for opportunities to invest in positive impact bonds, which are bonds that target certain social outcomes that are deemed by the Adviser to reflect the Praxis stewardship investing core values, such as promoting renewable energy infrastructure and economic development.
Stewardship Investing
The Fund also analyzes potential investments for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship
Principal Investment Risks
The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political or economic conditions and general market conditions. Events in the financial markets and in the broader economy may cause uncertainty and volatility, and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to: (1) credit risk, or the chance that the Fund could lose money if the issuer of a security is unable to repay interest and/or principal in a timely manner or at all; (2) interest rate risk, or the chance that the value of the fixed income securities the Fund holds will decline due to rising interest rates; and (3) prepayment risk, or the chance that the principal investments of the Fund will be paid earlier than anticipated due to declining interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. U.S. monetary policy, including changes to Federal Reserve outlooks or programs, may result in periods of significant market volatility and declines in the values of fixed income securities. Those events, as well as structural changes in certain markets for fixed income securities, could reduce market liquidity and increase market volatility, increasing redemptions from the Fund and putting further downward pressure on the Fund’s net asset value, increasing losses. In addition, application of social screens may cause the Fund to lag the performance of its index.

Praxis Intermediate Income Fund
Fund PERFORMANCE
The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows changes in the Fund’s performance for each calendar year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.
Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.
Class A — Annual Total Return Chart For the Periods Ended December 31, 2013
Best Quarter	Quarter Ended September 30, 2009	4.79%
Worst Quarter	Quarter Ended June 30, 2004	(2.29)%

Average Annual Total Returns
For the Periods Ended December 31, 2013	Class A	1 Year	5 Years	10 Years
Return Before Taxes		(5.36)%	4.37%	3.99%
Return After Taxes on Distributions		(6.45)%	3.03%	2.55%
Return After Taxes on Distributions and Sale of Fund Shares		(3.01)%	2.92%	2.56%
Barclays Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)		(2.03)%	4.44%	4.55%

Average Annual Total Returns				Since Inception
For the Periods Ended December 31, 2013	Class I	1 Year	5 Years	(May 1, 2006)
Return Before Taxes		(1.26)%	5.54%	5.02%
Barclays Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)		(2.03)%	4.44%	5.17%

Praxis Intermediate Income Fund
Fund MANAGEMENT
Investment Adviser
Everence Capital Management, Inc. serves as the investment adviser to the Fund.
Portfolio Managers
Benjamin Bailey, CFA®, Fixed Income Investment Manager and Delmar King, Fixed Income Investment Manager are co-portfolio managers of the Fund. Mr. King has served since the Fund’s commencement of operations in January 1994; Mr. Bailey has served since March 2005.
Investing in the Funds
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.
Purchasing Fund Shares
Minimum Investments Per Fund
Class A
Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100
The initial investment minimum requirements will be waived:
1)	If you establish an automatic investment plan equal to the subsequent investment minimum;
2)	If you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.
An annual account fee of $25 will be assessed in July to each Fund that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 56 for more information.
The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in Fund Class I shares. The Fund may waive investment minimums for certain investors.
Selling Fund Shares
In general, you may redeem shares on any Business Day:
•	Through your financial intermediary;
•	By writing to Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701;
•	Via overnight service Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202;
•	Via wire transfer, if you have elected that option on your application, by calling (800) 977-2947; or
•	Via the Systematic Withdrawal Plan, if you have elected this option.
Tax information
The Funds intend to make distributions that may be taxed as either ordinary income or capital gains except when you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.
Payments to broker-dealers and other financial intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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